SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               Current Report

                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): April 20, 2001
                                                       (April 19, 2001)


                           M & F Worldwide Corp.
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           (Exact Name of Registrant as specified in its Charter)


         Delaware                    001-13780               02-0423416
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(State or other jurisdiction     (Commission File No.)    (I.R.S. Employer
     of corporation)                                      Identification No.)


35 East 62nd Street
New York, New York                                                10021
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(Address of Principal                                             (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code:     (212) 572-8600
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                                    N/A
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       (Former name or former address, if changed since last report)




Item 2.        Acquisition or Disposition of Assets.

               On April 19, 2001 (the "Closing Date"), M & F Worldwide Corp., a Delaware corporation (the "Company") and PX Holding Corporation, a Delaware corporation and a wholly owned subsidiary of Mafco Holdings Inc. ("PX Holding") entered into a stock purchase agreement (the "Stock Purchase Agreement"), pursuant to which PX Holding sold 7,320,225 shares of Common Stock (the "Shares") of Panavision Inc. ("Panavision") to the Company for an aggregate consideration consisting of (i) 1,500,000 shares of common stock of the Company, par value $.01 per share (the "Common Stock"), issued from the Company's treasury, (ii) 6,182,153 newly issued shares of preferred stock of the Company, having a liquidation preference of $6.50 per share and one vote per share, (the "Preferred Stock"), and (iii) $80,000,000 in cash. The Preferred Stock was created pursuant to a certificate of designations (the "Certificate of Designations") filed by the Company with the Secretary of State of the State of Delaware on the Closing Date.

               In addition, the following agreements were entered into in connection with the execution of the Stock Purchase Agreement:

         (i) PX Holding and the Company entered into a registration rights agreement (the "Registration Rights Agreement"), dated as of the Closing Date, pursuant to which PX Holding will receive registration rights with regard to its shares of the Company's Common Stock and Preferred Stock issued pursuant to the Stock Purchase Agreement;

         (ii) PX Holding, Panavision and the Company entered into a registration rights transfer agreement (the "Registration Rights Transfer Agreement"), dated as the Closing Date, confirming that upon acquisition of the Shares, the Company or its designated affiliate, PVI Acquisition Corp., will become a "Holder" under the Registration Rights Agreement dated as of June 5, 1998, between Panavision and PX Holding, and that all Shares will become "Registrable Securities" under such agreement;

         (iii) In connection with the execution of the Stock Purchase Agreement, Panavision, certain of its subsidiaries and the Company entered into a tax sharing agreement (the "Tax Sharing Agreement"), dated as of the Closing Date, pursuant to which Panavision, certain of its subsidiaries and the Company agreed to allocate and share any liabilities which arise by virtue of the parties being consolidated for federal, and certain state and local, income tax purposes;

         (iv) Ronald O. Perelman, the sole shareholder of Mafco Holdings Inc., a Delaware corporation ("Mafco") and the Company entered into a letter agreement (the "Letter Agreement") pursuant to which Mr. Perelman agreed to provide such financial support to the Company as may be required in connection with payments of interest and principal or a refinancing of Panavision's Credit Agreement and 9 5/8% Senior Subordinated Discount Notes Due 2006, such financial support to be in exchange for newly issued subordinated debt or shares of the Preferred Stock of the Company.

         (v) Mafco and the Company entered into a letter agreement (the "Mafco Letter Agreement"), dated as of the Closing Date, pursuant to which Mafco, or corporations under its control, will make available to the Company, as required from time to time in order for the Company to fulfill its obligations under the M & F Worldwide Letter (as defined below), an aggregate amount equal to $10,000,000 in exchange for newly issued subordinated debt or shares of the Preferred Stock of the Company; and

         (vi) The Company delivered to Panavision a letter (the "M & F Worldwide Letter"), dated as of the Closing Date, pursuant to which the Company, or one of its wholly owned subsidiaries, will make available to Panavision, as required from time to time by Panavision to make payments of principal or interest under its credit facility or senior subordinated notes, but in any event no later than December 31, 2001, an aggregate amount equal to $10,000,000 (the Investment Contribution Amount") in exchange for subordinated debt, common stock or voting preferred stock of Panavision. The payment of all or any portion of the Investment Contribution Amount by the Company is conditioned upon the Company having previously received an equivalent cash disbursement from Mafco pursuant to the Mafco Letter Agreement.

               Funds required in connection with the transaction were obtained pursuant to an Amended and Restated Credit Agreement (the "Amended Credit Agreement"), entered into on the Closing Date, by Pneumo Abex Corporation, a wholly owned subsidiary of the Company (the "Borrower"), Flavors Holdings Inc., a wholly owned subsidiary of the Company ("Holdings"), BNP Paribas, as Documentation Agent, Chase Manhattan Bank, as Paying Agent (the "Paying Agent"), and the lenders party thereto, pursuant to which the Borrower may borrow up to $105,000,000. The Amended Credit Agreement includes a $90,000,000 five-year term loan facility which was fully drawn on the Closing Date and a $15,000,000 five-year revolving loan facility, $5,000,000 of which was drawn on the Closing Date (the "Loans").

               In addition, on the Closing Date, the Borrower, Holdings, PVI Acquisition, Corp., a wholly owned subsidiary of the Company ("PVI Acquisition"), each of the Borrower's domestic subsidiaries (such subsidiaries, together with the Borrower, Holdings and PVI Acquisition, the "Grantors") and the Paying Agent entered into a Guarantee and Collateral Agreement (the "Guarantee and Collateral Agreement"). Pursuant to the Guarantee and Collateral Agreement, (i) the Borrower's obligations under the Amended Credit Agreement are guaranteed by each of the Grantors, and
(ii) the Loans and other obligations outstanding under the Amended Credit Agreement are secured by a pledge of substantially all of the tangible and intangible personal property of each of the Grantors (including the capital stock of the Company held by PVI Acquisition, all of the capital stock of the Borrower and each of its domestic subsidiaries and a portion of the capital stock of certain of the Borrower's foreign subsidiaries).


               As a result of the acquisition of the Panavision shares, the Company, a 53.4% owned subsidiary of Mafco, the sole stockholder of which is Ronald O. Perelman, has acquired an 83.5% interest in Panavision.

               Upon the closing of the transaction, the Company contributed the Shares to PVI Acquisition.

               A copy of the Stock Purchase Agreement is attached hereto as
Exhibit 2.1, a copy of the Registration Rights Agreement is attached hereto as Exhibit 4.1, a copy of the Certificate of Designations is attached hereto as Exhibit 4.2, a copy of the Registration Rights Transfer Agreement is attached hereto as Exhibit 4.3, a copy of the Letter Agreement is attached hereto as Exhibit 99.1, a copy of the Tax Sharing Agreement is attached hereto as Exhibit 99.2, a copy of the Amended Credit Agreement is attached hereto as Exhibit 99.3, a copy of the Guarantee and Collateral Agreement is attached hereto as Exhibit 99.4, a copy of the Mafco Letter Agreement is attached hereto as Exhibit 99.5 and a copy of the Panavision Letter is attached hereto as Exhibit 99.6 and each is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibits. A joint press release announcing the transactions relating to the Stock Purchase Agreement was issued on April 19, 2001, a copy of which is attached hereto as Exhibit
99.7 and is incorporated herein by reference.


Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

               (a) The audited balance sheets of Panavision as of December 31, 1999 and 2000, the audited statements of operations, stockholders' equity and cash flow of Panavision for each of the years in the three-year period ended December 31, 2000, the notes related thereto, and the Independent Auditor's Report thereon are set forth in Panavision's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed pursuant to the Securities and Exchange Act of 1934. Such financial statements, notes, and report are incorporated herein by reference.

               (b) Pursuant to Item 7(b)(ii) of Form 8-K, the required pro-forma financial information will be filed by amendment to this Form 8-K no later than sixty days after the date hereof.

               (c) Exhibits.

               The following Exhibits are filed as part of this report:

         2.1 Stock Purchase Agreement, dated as of April 19, 2001, by and between PX Holding Corporation and M & F Worldwide Corp.

         4.1 Registration Rights Agreement, dated as of April 19, 2001, by an between PX Holding Corporation and M & F Worldwide Corp.

         4.2 Certificate of Designations, Powers, Preferences and Rights of Series B Non-Cumulative Perpetual Participating Preferred Stock of M & F Worldwide Corp.

         4.3 Registration Rights Transfer Agreement, dated as of April 19, 2001, by and between PX Holding Corporation, Panavision Inc. and M & F Worldwide Corp.

         99.1 Letter Agreement, dated as of April 19, 2001, by and between Ronald O. Perelman and M & F Worldwide Corp.

         99.2 Tax Sharing Agreement, dated as of April 19, 2001, by and betwee Panavision Inc., certain of its subsidiaries and M & F Worldwide Corp.

         99.3 Credit Agreement, dated as of April 19, 2001, by and among Flavors Holdings Inc., the Lenders party thereto, BNP Paribas, as Documentation Agent and The Chase Manhattan Bank, as Paying Agent

         99.4 Guarantee and Collateral Agreement, dated as of April 19, 2001, by and among Pneumo Abex Corporation, Flavors Holdings Inc., PVI Acquisition Corp., EVD Holdings, Inc., Concord Pacific Corporation, the Lenders party thereto, BNP Paribas, as Documentation Agent and The Chase Manhattan Bank, as Paying Agent

         99.5 Mafco Letter Agreement, dated as of April 19, 2001, by and between Mafco Holdings Inc. and M & F Worldwide Corp.

         99.6 M & F Worldwide Letter, dated as of April 19, 2001, delivered by M & F Worldwide Corp. to Panavision Inc.

         99.7 PX Holding Corporation and M & F Worldwide Corp. Joint Press Release, dated April 19, 2001



                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registran has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            M & F Worldwide Corp.


Date:  April 20, 2001                       By: /s/ Glenn P. Dickes
                                                ---------------------------
                                                Name:  Glenn P. Dickes
                                                Title: Secretary


                               Exhibit Index

Exhibit No.       Document


2.1 Stock Purchase Agreement, dated as of April 19, 2001, by and between PX Holding Corporation and M & F Worldwide Corp.

4.1 Registration Rights Agreement, dated as of April 19, 2001, by and between PX Holding Corporation and M & F Worldwide Corp.

4.2 Certificate of Designations, Powers, Preferences and Rights of Series B Non-Cumulative Perpetual Participating Preferred Stock of M & F Worldwide Corp.

4.3 Registration Rights Transfer Agreement, dated as of April 19, 2001, by and between PX Holding Corporation, Panavision Inc. and M & F Worldwide Corp.

99.1 Letter Agreement, dated as of April 19, 2001, by and between Ronald O. Perelman and M & F Worldwide Corp.

99.2 Tax Sharing Agreement, dated as of April 19, 2001, by and among Panavision Inc., certain of its subsidiaries and M & F Worldwide Corp.

99.3 Credit Agreement, dated as of April 19, 2001, by and among Flavors Holdings Inc., the Lenders party thereto, BNP Paribas, as Documentation Agent and The Chase Manhattan Bank, as Paying Agent.

99.4 Guarantee and Collateral Agreement, dated as of April 19, 2001, by and among Pneumo Abex Corporation, Flavors Holdings Inc., PVI Acquisition Corp., EVD Holdings, Inc., Concord Pacific Corporation, the Lenders party thereto, BNP Paribas, as Documentation Agent and The Chase Manhattan Bank, as Paying Agent

99.5 Mafco Letter Agreement, dated as of April 19, 2001, by and between Mafco Holdings Inc. and M & F Worldwide Corp.

99.6 M & F Worldwide Letter, dated as of April 19, 2001, delivered by M & F Worldwide Corp. to Panavision Inc.

99.7 PX Holding Corporation and M & F Worldwide Corp. Joint Press Release, dated April 19, 2001.